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                                                                   Exhibit 10.8

                             RATIFICATION AGREEMENT
                             ----------------------

         RATIFICATION AGREEMENT dated as of June 28, 1996 among INDIANS CLUB TRUST, a Delaware business trust, and FLEET NATIONAL BANK, as Administrative Agent under the Reducing Revolving Credit Agreement dated as of June 28, 1996 (the "MLB Credit Agreement"), among Major League Baseball Trust, a Delaware business trust (the "MLB Trust"), the banks party thereto and Fleet National Bank, as Administrative Agent, and Bank of America, Chemical Bank and Morgan Guaranty Trust Company of New York (together with the Administrative Agent, the "Agent Banks"). Capitalized terms used but not defined herein shall have the meaning assigned thereto in Annex A to the MLB Credit Agreement.

                  1. The Indians Club Trust desires to become a party to the Club Trust Reducing Revolving Credit Agreement dated as of June 28, 1996 (the "Club Trust Credit Agreement"), among MLB Trust, Fleet National Bank, as Facilitating Agent and the Club Trusts deemed to be parties thereto, and upon acceptance hereof by the Administrative Agent on behalf of the MLB Trust, has requested that the MLB Trust make available to the Indians Club Trust a sub-facility having an initial Maximum Available Amount of $25,000,000 (the "Club Trust Sub-Facility"). As a condition precedent to the establishment of such Club Trust Sub-Facility, the MLB Trust has required, among other things, that the Indians Club Trust enter into this Ratification Agreement (this "Agreement") in order to undertake expressly certain representations, warranties, covenants, agreements and other rights and obligations of a Club Trust under and pursuant to the Club Trust Credit Agreement and the MLB Credit Agreement. Accordingly, the Indians Club Trust hereby agrees as follows with the MLB Trust and the Administrative Agent (for the benefit of the Banks): (i) the Indians Club Trust hereby acknowledges and agrees and confirms that by its execution of this Agreement the Indians Club Trust will be deemed to be a party to the Club Trust Credit Agreement and, with respect to its Club Trust Sub-Facility, shall be a Club Trust for all purposes of the Club Trust Credit Agreement and shall have all of the obligations of a Club Trust thereunder as if it had executed the Club Trust Credit Agreement. The Indians Club Trust hereby ratifies, as of the date hereof, and agrees to be bound by all the terms, provisions and additions contained in the Club Trust Credit Agreement including
(i) the representations and warranties of a Club Trust set forth in Section 4.01 thereof, (ii) all the affirmative and negative covenants set forth in Sections
5.01 and 5.02 thereof and (iii) the obligation to pay Club Trust Secured Obligations and, without duplication and subject to the restrictions on cross-collateralization contained in the Transaction Documents, Secured Obligations attributable to such Club Trust, whether at the due date thereof or by acceleration thereof.

                  2. The Indians Club Trust hereby designates the following address as its address for notices and other communications under the Club Trust Credit Agreement

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(unless and until the Indians Club Trust shall have designated another address, telecopy or other number in a notice complying with the provisions of Section
8.02 of the Club Trust Credit Agreement to each other party to such agreement):



                  Indians Club Trust
                  c/o Wilmington Trust Company
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attention: Corporate Trust Administration

                  With a copy to:

                  Cleveland Indians Baseball
                    Company, Limited Partnership
                  Jacobs Field, 2401 Ontario St.
                  Cleveland, OH 44115
                  Attention: Mr. Ken Stefanov

                  with a copy to:

                  Baker & Hostetler
                  1900 East Ninth Street, Suite 3200
                  Cleveland, OH 44114
                  Attention: Edward Ptaszek, Esq.

                  3. If the Indians Club Trust is becoming a Club Trust on a date other the Closing Date, the Indians Club Trust hereby represents and warrants that all the conditions precedent set forth in Section 2.14(a) of the Club Trust Credit Agreement and Section 2.15(a) of the MLB Credit Agreement have been satisfied as of the date hereof.

                  4. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

                  5. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Indians Club Trust under its Club Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Indians Club Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Indians Club Trust, (c) except as Wilmington Trust Company shall otherwise expressly agree, nothing herein contained shall be construed as creating any liability on Wilmington

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Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Facilitating Agent, the Agent Banks, the Administrative Agent and the Banks and by any Person claiming by, through or under any of them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Indians Club Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Indians Club Trust under this Agreement or the other Transaction Documents.



  [Remainder of this Page Intentionally Left Blank and Signature Pages Follow]





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                    SIGNATURE PAGE TO RATIFICATION AGREEMENT
                               INDIANS CLUB TRUST


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    INDIANS CLUB TRUST,

                                    By


                                    WILMINGTON TRUST COMPANY,
                                    not in its individual
                                    capacity but solely as
                                    Club Trustee,


                                    By: /s/ illegible
                                        ---------------------------


Acknowledged and Accepted:


FLEET NATIONAL BANK, as Administrative
Agent,

By /s/ Keith J. Collar
   ------------------------------
       Keith J. Collar
       Vice President